Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1

to

AMENDED AND RESTATED TRANSFER AND ADMINISTRATION AGREEMENT

This AMENDMENT NO. 1 TO AMENDED AND RESTATED TRANSFER AND ADMINISTRATION AGREEMENT (this “Amendment”), dated as of December 1, 2015, is entered into by and among Greif Receivables Funding LLC, a Delaware limited liability company, as seller (the “SPV”), Greif Packaging LLC (“GP”), a Delaware limited liability company, Delta Petroleum Company, Inc., a Louisiana corporation, American Flange & Manufacturing Co., Inc., a Delaware corporation, and Trilla-St. Louis Corporation, an Illinois corporation, as originators (each, an “Originator” and collectively, the “Originators”), GP, as servicer (in such capacity, the “Servicer”), PNC Bank, National Association (“PNC”), a national banking association, as a Committed Investor, Managing Agent and Administrator and the Agent.

RECITALS

WHEREAS, the SPV, the Servicer, the Originators and PNC have entered into that certain Amended and Restated Transfer and Administration Agreement dated as of September 30, 2013 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “TAA”); and

WHEREAS, the parties hereto wish to make certain amendments to the TAA as set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and in the TAA, the parties hereto agree as follows:

SECTION 1. Definitions. All capitalized terms used but not defined herein have the meanings provided in the TAA.

SECTION 2. Amendments to the TAA. The TAA is hereby amended as follows:

2.1. Section 1.1 of the TAA is hereby amended as follows:

(a) The definition of “Facility Limit” in Section 1.1 of the TAA is hereby amended and restated in its entirety to read as follows:

““Facility Limit” means at any time $150,000,000, as such amount may be reduced in accordance with Section 2.16; provided that such amount may not at any time exceed the aggregate Commitments then in effect.”.

(b) The definition of “Commitment” in Section 1.1 of the TAA is hereby amended and restated in its entirety to read as follows:

““Commitment” means, with respect to each Committed Investor, as the context requires, (a) the commitment of such Committed Investor to make Investments and to pay

Assignment Amounts in accordance herewith in an amount not to exceed the amount described in the following clause (b), and (b) the dollar amount set forth opposite such Committed Investor’s signature on the signature pages hereof under the heading “Commitment” (or, in the case of (x) PNC in its capacity as a PNC Committed Investor, the dollar amount set forth opposite such PNC’s signature page to the First Amendment under the heading “Commitment” or (y) a Committed Investor which becomes a party hereto pursuant to an Assignment and Assumption Agreement, as set forth in such Assignment and Assumption Agreement), minus the dollar amount of any Commitment or portion thereof assigned by such Committed Investor pursuant to an Assignment and Assumption Agreement, plus the dollar amount of any increase to such Committed Investor’s Commitment consented to by such Committed Investor prior to the time of determination; provided that if the Facility Limit is reduced, the aggregate of the Commitments of all the Committed Investors shall be reduced in a like amount and the Commitment of each Committed Investor shall be reduced in proportion to such reduction.”.

(c) The following definition is added to Section 1.1 of the TAA in appropriate alphabetical sequence:

““First Amendment” means that certain Amendment No. 1 to Amended and Restated Transfer and Administration Agreement, dated as of December 1, 2015, among the SPV, the Originators party thereto, the Committed Investors, Managing Agents and Administrators part thereto and the Agent.”.

SECTION 3. Conditions Precedent. This Amendment shall become effective upon receipt by the Agent of a counterpart (or counterparts) of this Amendment, duly executed by each of the parties hereto or other evidence satisfactory to the Agent of execution and delivery by such parties.

SECTION 4. Miscellaneous.

4.1. Representations and Warranties. (i) Each of the SPV, each Originator and the Servicer hereby represents and warrants that this Amendment constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms and (ii) the SPV hereby represents and warrants that upon the effectiveness of this Amendment, no Termination Event or Potential Termination Event shall exist.

4.2. References to TAA. Upon the effectiveness of this Amendment, each reference in the TAA to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the TAA as amended hereby, and each reference to the TAA in any other document, instrument or agreement executed and/or delivered in connection with the TAA shall mean and be a reference to the TAA as amended hereby.

4.3. Effect on TAA. Except as specifically amended above, the TAA and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

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4.4. No Waiver. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Agent or any Investor under the TAA or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

4.5. Governing Law. This Amendment, including the rights and duties of the parties hereto, shall be governed by, and construed in accordance with, the internal laws of the State of New York.

4.6. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

4.7. Headings. The Section headings in this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

4.8. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Facsimile or other electronic signature pages shall be as effective as originals.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

GREIF RECEIVABLES FUNDING LLC, as SPV

By:	/s/ Nadeem Sarwat Ali
	Name:	Nadeem Sarwat Ali
	Title:	Treasurer

GREIF PACKAGING LLC, individually, as an Originator and as the Servicer

By:	/s/ Nadeem Sarwat Ali
	Name:	Nadeem Sarwat Ali
	Title:	Treasurer

DELTA PETROLEUM COMPANY, INC., as an Originator

By:	/s/ Nadeem Sarwat Ali
	Name:	Nadeem Sarwat Ali
	Title:	Treasurer

AMERICAN FLANGE & MANUFACTURING CO., INC., as an Originator

By:	/s/ Nadeem Sarwat Ali
	Name:	Nadeem Sarwat Ali
	Title:	Treasurer

1	Amendment No. 1 to Transfer and Administration Agreement

TRILLA-ST. LOUIS CORPORATION,
as an Originator

By:	/s/ Nadeem Sarwat Ali
	Name:	Nadeem Sarwat Ali
	Title:	Treasurer

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2	Amendment No. 1 to Transfer and Administration Agreement

PNC BANK, NATIONAL ASSOCIATION,
as a Committed Investor for the PNC Investor Group, a Managing Agent, an Administrator and the Agent

By:	/s/ Robyn Reeher
	Name:	Robyn Reeher
	Title:	Vice President

Commitment: $150,000,000

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3	Amendment No. 1 to Transfer and Administration Agreement